                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned, Jason Brady, hereby constitutes and appoints Robby Sen, Steve Ritchie and Mark Leahy
("Attorneys-in-Fact"), or any one of them acting alone, the undersigned's true and lawful attorney-in-fact to:

(1)  execute for and on behalf of the undersigned, in the undersigned's capacity as an officer or director of Solera Holdings, Inc. (the "Company"), a Form ID,
Uniform Application for Access Codes to File on EDGAR ("Form ID"), in accordance with Section 19 of the Securities Act of 1933, as amended, and Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Act of 1934, as amended, and the rules and regulations thereunder.

(2)  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form ID and Forms
3, 4 and 5 and timely file such forms with the United States Securities and
Exchange Commission; and

(3)  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorneys-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the document executed by such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorneys-in-fact may approve in such attorneys-in-fact's discretion.

     The undersigned hereby grants to such attorneys-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorneys-in-fact, or such attorneys-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 19 of the Securities Act of 1933 and Section 16(a) of the
Securities Act of 1934, as amended.

     This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file or amend their Form ID or file Forms
3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of May 19, 2011.

Print Name: Jason Brady                 Signature: /s/ Jason Brady